EXHIBIT 99.1

BOSTON SCIENTIFIC ANNOUNCES ELECTION OF
NELDA CONNORS TO ITS BOARD OF DIRECTORS

Natick, MA (December 16, 2009) — Boston Scientific Corporation (NYSE: BSX) today announced that the Company’s Board of Directors has elected Nelda Connors as a Director.

Ms. Connors, 44, is President of the Electrical and Metal Products division of Tyco International. Previously, she served as Vice President at Eaton Corporation, holding several positions in operations and general management. Prior to Eaton, Ms. Connors was employed in a number of executive and management capacities with Ford, Chrysler and Mogami Denki, a Toyota supplier. Her work in the automotive industry involved responsibilities in the U.S., Europe and Japan and included roles in plant management, engineering, quality, customer service and strategic planning. She began her career as an engineer with Monsanto Corporation.

Ms. Connors holds B.S. and M.S. degrees in mechanical engineering from the University of Dayton.

“Nelda will bring an impressive range of global management experience to our Board,” said Pete Nicholas, Chairman of the Board of Boston Scientific. “She is a highly accomplished executive who has successfully led diverse business units on three continents. We are pleased to welcome Nelda to Boston Scientific, and we look forward to her contributions.”

With the election of Ms. Connors, the Boston Scientific Board increases to 14 members.

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties. For more information, please visit: www.bostonscientific.com.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding our leadership and corporate governance. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and, future business decisions made by us and our competitors. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item IA- Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.

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            Investor Relations

Boston Scientific Corporation